UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 20, 2013 (March 22, 2013)

THE PROGRESSIVE CORPORATION

(Exact name of registrant as specified in its charter)

Ohio	1-9518	34-0963169
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6300 Wilson Mills Road, Mayfield Village, Ohio 44143

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code 440-461-5000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On March 20, 2013, the Compensation Committee of the Board of Directors approved awards of restricted stock units to the Company’s executive officers and certain other senior employees of the Company, under The Progressive Corporation 2010 Equity Incentive Plan, as amended (the “Plan”). Awards of time-based restricted stock units were structured consistent with prior awards, with vesting in equal installments of one-third each on January 1st of 2016, 2017 and 2018, except that a portion of the award will vest earlier if and when a participant reaches their qualified retirement eligibility date and, thereafter, unvested units will generally be forfeited upon termination of employment for any reason. This change is consistent with the December 2012 Plan amendments described in the Company’s Form 8-K filed December 11, 2012. The form of award agreement for this type of award is attached hereto as Exhibit 10.1.

Performance-based restricted stock units tied to the Company’s insurance operating results were awarded with terms and conditions substantially similar to those awarded to executives in 2012 (as further described in the Company’s Proxy Statement dated March 22, 2013, beginning on page 26 thereof), except that the expiration date for the performance-based awards will be January 31, 2018 and the number of shares, if any, that will vest under the awards has been increased, from 200% of the target number of shares if the Company exceeds industry growth by 3% or more, to 250% of the target number of shares if the Company exceeds industry growth by 3.5% or more. The form of award agreement for this type of award is attached hereto as Exhibit 10.2.

Performance-based restricted stock units tied to the Company’s investment performance were also awarded to three executive officers. These awards were structured consistent with awards granted in 2012 (as further described in the Company’s Proxy Statement dated March 22, 2013, beginning on page 27 thereof) and will vest, if at all, depending on the performance of our fixed-income portfolio over a three year period (2013-2015) in comparison to a benchmark of comparable investment firms over the same period. The form of award agreement for this type of award is attached hereto as Exhibit 10.3.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

See exhibit index on page 4.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 22, 2013

THE PROGRESSIVE CORPORATION

By:	/s/ Jeffrey W. Basch

Name:	Jeffrey W. Basch

Title:	Vice President and Chief Accounting Officer

EXHIBIT INDEX

Exhibit No. Under Reg. S-K Item 601	Form 8-K Exhibit No.	Description

10	10.1	Form of Restricted Stock Unit Award Agreement for Time-Based Awards under The Progressive Corporation 2010 Equity Incentive Plan, as amended

10	10.2	Form of Restricted Stock Unit Award Agreement for Performance-Based Awards (Insurance Results) under The Progressive Corporation 2010 Equity Incentive Plan, as amended

10	10.3	Form of Restricted Stock Unit Award Agreement for Performance-Based Awards (Investment Results) under The Progressive Corporation 2010 Equity Incentive Plan, as amended

4